UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ARIZONA LAND INCOME CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ARIZONA LAND INCOME CORPORATION

NOTICE AND PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 16, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Arizona Land Income Corporation (the “Company”) will be held at 2999 North 44th Street (6th Floor Conference Room), Phoenix, Arizona, at 2:00 p.m. local time on December 16, 2005. The Annual Meeting will be for purposes of:

1.	Electing four directors to the Board of Directors for one-year terms or until their respective successors are elected and qualified; and

2.	Transacting such other business as may properly come before the Annual Meeting.

The Record Date for shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 28, 2005.

Enclosed with this notice is the Company’s 2004 annual report, including financial statements, and the Company’s proxy statement.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON. YOUR PROXY IS BEING SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS.

On Behalf of the Board of Directors

/s/ Thomas R. Hislop
Thomas R. Hislop
Chairman of the Board, Vice President,
Chief Financial Officer and Treasurer

November 14, 2005

ARIZONA LAND INCOME CORPORATION

2999 North 44th Street

Suite 100

Phoenix, Arizona 85018

(602) 952-6800

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement (“Proxy Statement”) is furnished to the shareholders of Arizona Land Income Corporation, an Arizona corporation (the “Company”), in connection with the solicitation, by the Board of Directors of the Company (the “Board”), of proxies to be voted at the Annual Meeting of Shareholders to be held on December 16, 2005 at 2999 North 44th Street (6th Floor Conference Room), Phoenix, Arizona, at 2:00 p.m. local time, and at any adjournment(s) or postponement(s) of such meeting (the “Annual Meeting”) for the purposes set forth herein and in the accompanying notice.

The Company anticipates mailing the proxy materials on or about November 14, 2005 to holders of record of the Company’s Class A Common Stock and Class B Common Stock at the close of business on October 28, 2005 (“Shareholders”).

If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified in the proxy, unless it is properly revoked prior to the Annual Meeting. If no specification is made in the proxy, the shares will be voted for the election of each of the nominees for director named in this Proxy Statement and, with respect to any other matters which may come before the Annual Meeting, at the discretion of the proxy holders.

A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by either: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation prior to the Annual Meeting to the Secretary of the Company at 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018.

The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to Shareholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram.

Shareholders Entitled to Vote at the Annual Meeting

Only holders of record of the Company’s Class A and Class B Common Stock at the close of business on October 28, 2005, will be entitled to vote at the Annual Meeting. As of September 30, 2005, there were 1,851,025 shares of Class A Common Stock outstanding and 100 shares of Class B Common Stock outstanding, each of which is entitled to one vote. As of September 30, 2005, all of the shares of Class B Common Stock were owned by YSP Holdings, Inc., the Company’s sponsor in its initial public offering of Class A Common Stock.

Votes Required to Approve Each Item

Provided a quorum exists, the affirmative vote of the holders of a majority of the shares present at the Annual Meeting, whether in person or by proxy, and entitled to vote shall be required for approval of the matters to be voted on at the Annual Meeting other than the election of directors. A quorum is present if at least a majority of the outstanding shares of Class A and Class B Common Stock on the record date are present in person or by proxy.

Pursuant to the provisions of the Arizona Business Corporation Act and the Company’s Bylaws, in any election of directors, each shareholder is entitled to cumulative voting at such election. Thus, each shareholder may cast as many votes in the aggregate as that shareholder is entitled to vote, multiplied by the number of directors to be elected. Shareholders may cast their votes for a single candidate or may distribute their votes among two or more candidates. To be elected, directors must receive a plurality of the shares present and voting in person or by proxy, provided a quorum exists. A plurality means receiving the largest number of “for” votes, regardless of whether that is a majority.

Those who fail to return a proxy or to attend the Annual Meeting will not count towards determining any required plurality, majority or quorum. Shareholders and brokers returning proxies or attending the Annual Meeting who abstain from voting on a proposition will count towards determining a plurality, majority or quorum for that proposition. Abstentions have no effect on the outcome of the vote for the election of directors.

ELECTION OF DIRECTORS

Proposed Election

At the Annual Meeting, four directors are to be elected to serve a one-year term or until their successors are duly elected and qualified. The Company’s Bylaws provide that a majority of the Board of Directors must not be affiliated, directly or indirectly, with ALI Advisor, Inc., the Company’s advisor (the “Advisor”), and must not perform any other services for the Company, except as a director of the Company (“Unaffiliated Directors”).

Burton P. Freireich, Robert Blackwell and David W. Miller currently serve as the Company’s Unaffiliated Directors. The present terms of Messrs. Freireich, Blackwell and Miller will expire at the Annual Meeting. Messrs. Freireich, Blackwell and Miller have been unanimously nominated for re-election as directors. Mr. Thomas R. Hislop, the Company’s Chairman of the Board, has also been unanimously nominated for re-election as a director. Mr. Hislop’s term also expires at the Annual Meeting. Each of the nominees has consented to serve as a director if elected. If elected, the nominees will serve until the 2006 Annual Meeting of Shareholders or until their successors are elected and qualified.

The shares represented by the enclosed proxy will be voted for the election as directors of the four nominees named above, unless a vote is withheld from any or all of the individual nominees. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other persons as may be determined by the holders of such proxy. The four nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

The Company has no formal policy with respect to the attendance of directors at the Company’s annual meetings. All but one member of the Board attended last year’s annual meeting of shareholders.

Information Concerning Directors and Nominees

Thomas R. Hislop, age 56, has served as Chairman of the Board (and, in that capacity, as Chief Executive Officer) of the Company since September 22, 1988, and as Vice President, Chief Financial Officer and Treasurer of the Company since its inception. Mr. Hislop is Chief Executive Officer and a director of Peacock, Hislop, Staley & Given, Inc. (“PHS&G”), where he has been employed since that company’s inception in 1989. Prior to that date, Mr. Hislop was a director of Young, Smith & Peacock, Inc. (“YSP”), where he was employed from 1967 to 1989.

Burton P. Freireich, age 80, has served as an Unaffiliated Director of the Company since September 9, 1991. Mr. Freireich is currently retired. Prior to retirement, Mr. Freireich was an owner of News-Suns Newspaper from 1960 to 1984. Mr. Freireich is a graduate of the University of Illinois and has resided in Arizona since 1950.

Robert Blackwell, age 83, has served as an Unaffiliated Director of the Company since May 12, 1992. Mr. Blackwell has extensive experience in managing assets for various trusts, and is currently self-employed as a manager of various trust portfolios. He has been involved with real estate in Arizona for more than twenty-five years. Mr. Blackwell is a native of Kansas. He is a graduate of the University of Kansas and has resided in Arizona since 1957.

David W. Miller, age 56, has served as an Unaffiliated Director of the Company since March 2004. Mr. Miller served as Secretary of the Company from September 22, 1988 to March 2004. Mr. Miller has served as Managing Director, Chief Financial Officer and Secretary of PHS&G since June 1989. Prior to that date, Mr. Miller served in various capacities with YSP, where he was employed from 1971 until he joined PHS&G.

The Board’s Recommendation

The Board unanimously recommends that you vote “For” the election of each nominee for director.

Other Executive Officers

The following biographical information is furnished with respect to each of the Company’s executive officers who are not director nominees.

Barry W. Peacock, age 67, has served as the Company’s President since its inception in September 1988. Mr. Peacock has served as Chairman of the Board of PHS&G since that company’s inception in 1989. Mr. Peacock served as a senior executive with YSP from 1964 to 1989.

Larry P. Staley, age 62, has served as the Company’s Vice President since its inception in September 1988 and as its Secretary since March 2004. Mr. Staley is Vice Chairman of the Board of PHS&G, a position he has held since June 1989. Prior to that date, Mr. Staley served in various capacities with YSP, where he was employed from 1973 to 1989.

Meetings of the Board of Directors

During 2004, the Board of Directors met on four occasions. All members of the Board attended more than 75% of the meetings which occurred during their term as directors and more than 75% of the meetings of the committees to which they were assigned.

Committees of the Board of Directors

The Company maintains an Audit Committee of the Board of Directors, comprised of the Company’s Unaffiliated Directors, Messrs. Freireich, Blackwell and Miller. The Audit Committee reviews the financial statements of the Company and considers such other matters in relation to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. It also meets with management and the independent auditor to review the results and scope of the audit and the services provided by the independent auditor. The Audit Committee held three meetings during the fiscal year ended December 31, 2004. In addition, at least one member of the Audit Committee meets telephonically with the independent auditor prior to the filing of each quarterly report with the Securities and Exchange Commission. The Audit Committee met on March 22, 2005 in connection with the independent audit conducted by Epstein, Weber & Conover, P.L.C., the Company’s independent public accountants, of the Company’s operations through December 31, 2004. See “Report of Audit Committee” and “Appointment of Independent Auditor” herein.

The Company’s Board of Directors has adopted a written charter for the Audit Committee. The charter was amended and revised in 2004 to incorporate the mandates of the Sarbanes-Oxley Act of 2002 and to comply with the rules promulgated thereunder by the Securities and Exchange Commission and the American Stock Exchange. The Audit Committee’s amended charter is set forth in Appendix A of this Proxy Statement. The Company’s Board of Directors has determined that all of the Unaffiliated Directors are “independent” under the rules of the American Stock Exchange, as well as the special standards established by the Securities and Exchange Commission for members of audit committees. The Company’s Board has further determined that Mr. Miller is the independent director who meets the qualifications of an “audit committee financial expert” in accordance with the rules and regulations promulgated by the Securities and Exchange Commission.

The Company does not maintain a compensation committee (see the discussion under “Compensation of Officers and Directors”), nor does it maintain a standing nominating committee of the Board of Directors. The Board of Directors of the Company met on March 22, 2005 and appointed a nominating committee comprised solely of the Unaffiliated Directors for the sole purpose of making recommendations to the Board concerning the selection of director nominees to stand for election at the Annual Meeting. Upon making its proposals concerning such nominees to the Board of Directors, the nominating committee was dissolved.

The Company’s Board of Directors has not established a standing nominating committee, nor has it adopted a nominating committee charter, because only the Company’s Unaffiliated Directors, who comprise a majority of the Board and who are each independent, select and recommend director nominees. The Company will consider director nominees recommended by shareholders, but does not solicit the names of potential nominees from shareholders. When identifying and evaluating director nominees, regardless of whether such nominees are proposed by shareholders, the Unaffiliated Directors serving as the ad hoc nominating committee take into account the existing resources and needs of the Company as well as the business and personal experiences of such nominees. Shareholders wishing to submit director nominee recommendations to the Company must follow the procedures set forth in the discussion under “Submission of Shareholder Proposals.”

Code of Conduct and Ethics

The Company’s Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all Company personnel, a copy of which is set forth in Appendix B of this Proxy Statement. In addition, the Company’s Board has adopted a Supplemental Code of Ethics applicable to the Company’s Chairman of the Board (who, in that capacity, acts as the Company’s Chief Executive Officer) and the Company’s senior financial officers. The Supplemental Code of Ethics is set forth in Appendix C of this Proxy Statement. The Company believes that each code substantially conforms with the code of ethics required by the rules and regulations of the Securities and Exchange Commission. The Company will provide a copy of its Code of Business Conduct and Ethics and/or its Supplemental Code of Ethics upon request made by writing to the Company at its principal executive offices at 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018.

Report of Audit Committee

As contemplated by its charter, the Company’s Audit Committee (the “Committee”) has reviewed and discussed the Company’s audited financial statements with management. Additionally, the Committee has discussed with Epstein, Weber & Conover, P.L.C. (“Epstein, Weber & Conover”), the Company’s independent auditor for 2004, the matters that are required to be discussed by Statement on Auditing Standards 61, “Communication with Audit Committees” (as may be modified or supplemented), and matters regarding the quality of the Company’s financial reporting. Epstein, Weber & Conover has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions With Audit Committees” (as may be modified or supplemented), and the Committee discussed with Epstein, Weber & Conover that firm’s independence.

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Committee referred to in its charter, the Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the 2004 fiscal year for filing with the Securities and Exchange Commission.

The foregoing report is submitted by Messrs. Freireich, Blackwell and Miller who constitute the Audit Committee.

Auditor Independence

The following table presents fees billed for professional audit services rendered by Epstein, Weber & Conover P.L.C. for the fiscal years ended December 31, 2003 and 2004.

CATEGORY	2004	2003
Audit Fees	$19,100	$16,500
Audit-Related Fees	0	0
Tax Fees	6,000	5,000
All other fees	0	0

Total	$25,100	$21,500

The tax fees set forth in the above table, which were approved in advance by the Company’s Audit Committee, include tax compliance services provided in relation to U.S. federal, state and local taxes. The policy of the Company’s Audit Committee is to approve expenditures for audit or non-audit services at the time such services are proposed.

Appointment of Independent Auditor

The Audit Committee of the Board of Directors has engaged Epstein, Weber & Conover as the principal accounting firm to be utilized by the Company during the 2005 fiscal year. The Board of Directors anticipates that representatives of Epstein, Weber & Conover will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate shareholder questions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such reports are filed on Form 3, Form 4, and Form 5 under the Exchange Act. Directors, executive officers and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 3, 4, or 5 were required for those persons, the Company believes that all directors, executive officers, and greater-than-10% beneficial owners have complied with all Section 16(a) filing requirements applicable to such persons or entities during the 2004 fiscal year, with the exception of the following: David W. Miller did not timely file a Form 3 upon becoming a director of the Company.

Compensation of Officers and Directors

The Company has no salaried employees. In return for their services as Unaffiliated Directors of the Company, Messrs. Freireich, Blackwell and Miller receive an annual fee of $10,000, a meeting fee of $400 for each meeting of the Board of Directors attended, and a fee of $100 for each meeting of the Board conducted by telephone. Mr. Hislop does not receive compensation for his services as a director of the Company. The Company reimburses all directors for expenses incurred in connection with their duties as directors of the Company.

Executive Compensation

The table below sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2004, 2003 and 2002, of those persons who were, at December 31, 2004 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company:

Summary Compensation Table

Name and Principal Position	Year	All Other Compensation(1)
Thomas R. Hislop	2004	$5,812
Chairman of the Board, Vice President,	2003	4,402
Chief Financial Officer and Treasurer	2002	4,320

(1)	The Company has no salaried employees. See “Compensation of Officers and Directors” above. However, under an Advisory Agreement with the Advisor, the Company pays the Advisor a servicing fee for servicing the Company’s first mortgage loans. See “Certain Relationships and Related Transactions” herein. Mr. Hislop is Treasurer, Vice President and a director of the Advisor and functions as its Chief Executive Officer. Although Mr. Hislop received no salary from the Advisor in 2004, 2003 or 2002, 33% of the 2004 servicing fee, $17,437, 33% of the 2003 servicing fee, $13,340, and 25% of the 2002 servicing fee, $17,281, have been attributed to Mr. Hislop for disclosure purposes.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 30, 2005, certain information concerning beneficial ownership of the Company’s Class A Common Stock by (i) each director, (ii) all of the Company’s directors, nominees and executive officers as a group, and (iii) each person known to the Company to own beneficially more than 5% of the Company’s Class A Common Stock:

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class A Common Stock
Directors and Executive Officers:

Thomas R. Hislop(2)	3,400	*
Burton P. Freireich	125,000	6.8%
Robert Blackwell(3)	4,000	*
David W. Miller(4)	1,500	*
Barry W. Peacock(5)	35,600	1.9%
Larry P. Staley(6)	22,600	1.2%
All directors, nominees and executive	192,100	10.4%
officers as a group (6 persons)

5% Holders:

Phillip and Linda Barkdoll(7)	189,296	10.2%

Unless otherwise indicated, the address of each person named in the table is c/o Arizona Land Income Corporation, 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018.

*	Less than one percent
(1)	The inclusion herein of any shares of common stock does not constitute an admission of beneficial ownership of such shares, but is included in accordance with rules of the Securities and Exchange Commission.
(2)	Includes 1,500 shares held in retirement accounts; 400 shares held in custodian accounts; 500 shares held in the Hislop Family Trust dated August 5, 2005 of which Mr. Hislop is co-trustee; and 1,000 shares held in the Carol Cain Trust of which Mr. Hislop is trustee.
(3)	Includes 2,900 shares held in the Robert L. and Beverly Blackwell Family Trust, and 1,100 shares held in Mr. Blackwell’s Individual Retirement Account.
(4)	Includes 500 shares held in a custodial account for Mr. Miller’s daughter for which account Mr. Miller serves as custodian.
(5)	Includes 35,600 shares held in the Peacock, Hislop, Staley & Given, Inc. Profit Sharing Plan and Trust #1 for the benefit of Mr. Peacock.
(6)	Includes 2,400 shares held in the Peacock, Hislop, Staley & Given, Inc. Profit Sharing Plan and Trust #4 for the benefit of Mr. Staley; and 20,200 shares held in the Staley Family Trust dated July 15, 2005 of which Mr. Staley is co-trustee.

(7)	Includes 175,000 shares held by the Barkdoll Family Trust, of which Mr. and Mrs. Barkdoll are the trustees and sole beneficiaries, and 14,296 shares held in Mrs. Barkdoll’s personal IRA account. The address for Phillip and Linda Barkdoll is 12003 S. Montezuma Court, Phoenix, Arizona 85004.

Certain Relationships and Related Transactions

Advisory Agreement with ALI Advisor, Inc.

Mr. Hislop is Vice President, Treasurer and a director of the Advisor. Barry Peacock, the Company’s President, is President, Chief Executive Officer and a director of the Advisor. Larry Staley, the Company’s Vice President, is Secretary and a director of the Advisor. Under the Company’s Advisory Agreement with the Advisor, the Company pays the Advisor a servicing fee for servicing the Company’s first mortgage loans. Messrs. Hislop, Peacock and Staley collectively own all of the issued and outstanding stock of the Advisor. The servicing fee is payable quarterly and equals 1/16 of 1% of (i) the aggregate outstanding loan balance of the first mortgage loans in the Company’s mortgage loan portfolio, and (ii) the recorded value of property acquired by the Company through foreclosure, as of the first day of each fiscal quarter. During 2004, the Company paid the Advisor a servicing fee of $17,437.

The Company has also agreed to pay the Advisor an advisory fee for aiding the Company in developing investment policies and analyzing and recommending investments to the Company. The advisory fee is payable in any quarter at the end of which the shareholders’ cumulative return on capital investment as of the end of such quarter exceeds 12.7%. Such advisory fee, when payable, will equal 30% of the Company’s available cash in excess of that necessary to provide shareholders with a cumulative return on capital investment in excess of 12.7%. To date, the Company has not accrued or paid an advisory fee to the Advisor.

The Company has also agreed to reimburse the Advisor quarterly for other expenses incurred in servicing the Company’s first mortgage loans, such as legal, accounting and transfer agent fees and copying and mailing costs incurred in preparing and mailing periodic reports to shareholders. To date, the Company has not reimbursed the Advisor for any such expenses.

The Company’s Advisory Agreement with the Advisor expired by its own terms on June 13, 1991. However, the Company and the Advisor have agreed to continue to operate as if the terms and conditions of the Advisory Agreement are still in effect.

Retention of PHS&G

For the past several years, the Company has been liquidating its loan and land holdings and returning capital to its shareholders through regular and special dividends. In January 2005, the Company engaged PHS&G to assist in developing and evaluating strategic alternatives available to the Company to enhance shareholder value. The agreement with PHS&G called for the Company to pay PHS&G a fee of four percent of the transaction value (but in no event more than $250,000) only upon the successful completion of its efforts. As of the date of this Proxy Statement, the Company has not paid a fee to PHS&G.

Submission of Shareholder Proposals

From time to time, shareholders seek to nominate directors or to present proposals for inclusion in the proxy statement and form of proxy, or otherwise for consideration at the annual meeting. To be included in the proxy statement or considered at an annual meeting, you must timely submit nominations of directors or other proposals to the Company in addition to complying with certain rules and regulations promulgated by the Securities and Exchange Commission. We must receive proposals for our 2006 annual meeting of shareholders no later than July 11, 2006, for possible inclusion in the proxy statement relating to such meeting. Direct any proposals, as well as related questions, to the Company’s Secretary at the address set forth on the first page of this Proxy Statement.

Shareholders who intend to present a proposal at the 2006 annual meeting of shareholders without inclusion of such proposal in the Company’s proxy statement are required to provide notice of such proposal to the Company no later than September 26, 2006. If the date of our 2006 annual meeting of shareholders is more than 30 calendar days before or after the date of our 2005 meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the day we publicly announce the date of our 2006 meeting. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

Except as set forth above, the Company’s Board of Directors does not provide a process for shareholders to send communications to the Board because, based upon past experience, such a process has never proven to be necessary.

Other Business

The Annual Meeting is being held for the purposes set forth in the Notice which accompanies this Proxy Statement. As of the date of this Proxy Statement, the management of the Company has no knowledge of any business which will be presented for consideration at the Annual Meeting other than as set forth in the Notice. As to other business, if any, that may properly come before the Annual Meeting, or any adjournments thereof, it is intended that the proxies hereby solicited will be voted with respect to such business in accordance with the judgment of the proxy holders.

Delivery of Documents to Security Holders

Pursuant to the rules of the Securities and Exchange Commission, outside shareholder communication services are permitted to deliver to two or more shareholders sharing the same address a single copy of each of the Company’s annual report to shareholders and proxy statement. Upon written or oral request, the Company will deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling (602) 952-6800 or by writing us at the address stated below.

THE COMPANY INTENDS TO MAIL A COPY OF CERTAIN PORTIONS OF ITS ANNUAL REPORT ON FORM 10-KSB/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 TO EACH SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY. UPON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER, THE COMPANY WILL PROVIDE THE COMPANY’S COMPLETE ANNUAL REPORT ON FORM 10-KSB/A TO SUCH SHAREHOLDER AT NO CHARGE. SHAREHOLDERS SHOULD DIRECT THEIR REQUESTS FOR SUCH ANNUAL REPORT TO ARIZONA LAND INCOME CORPORATION, 2999 NORTH 44TH STREET, SUITE 100, PHOENIX, ARIZONA 85018, ATTENTION: MR. LARRY P. STALEY, SECRETARY, OR TELEPHONE US AT (602) 952-6800.

By Order of the Board of Directors,

/s/ Thomas R. Hislop
Thomas R. Hislop
Chairman of the Board

APPENDIX A

As revised and approved by the

Board of Directors April 2004

ARIZONA LAND INCOME CORPORATION

AUDIT COMMITTEE CHARTER

I. Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Arizona Land Income Corporation (the “Company”) to assist the Board in its oversight responsibilities relating to: (1) the integrity of the financial statements of the Company and its financial reporting process; (2) internal and external auditing and the independent auditor’s qualifications and independence; (3) the performance of the Company’s internal audit function and independent auditors; (4) the integrity of the Company’s systems of internal accounting and financial controls; and (5) the compliance by the Company with applicable legal and regulatory requirements.

II. Committee Membership

The Committee shall consist of no fewer than two members. The members of the Committee shall meet the independence and experience requirements of The American Stock Exchange and applicable law, including the Sarbanes-Oxley Act of 2002 (the “Act”). All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment and at least one member of the Committee shall be an “audit committee financial expert,” as defined under the Act and the regulations promulgated thereunder, unless the Board shall have determined that the members of the Committee have sufficient expertise in financial statement oversight that such expert is not necessary, which determination shall be disclosed in the Company’s applicable Form 10-KSB.

The members of the Committee shall be appointed by the Board and may be replaced by the Board.

III. Committee Authority and Responsibility

•	The Committee shall be solely responsible for the appointment and retention (or termination) of the independent auditor, and shall be solely responsible for the compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor. The independent auditor shall report directly to the Committee.

•	The Committee shall have the authority to engage independent counsel, accounting or other advisors to advise the Committee as it determines appropriate to assist in the full performance of its functions.

•

The Committee shall approve in advance all audit services and all non-audit services provided by the independent auditors based on policies and procedures developed by the Committee. The Company shall provide the Committee with appropriate funding, as determined by the Committee, to (i) compensate the registered public accounting firm engaged for the purpose of rendering an audit report or related work or performing other audit, review or attest services, (ii) compensate any advisers employed by the Committee, and (iii) reimburse the Committee for its administrative expenses.

•	The Committee shall meet as often as it determines, but not less frequently than quarterly.

•	The Committee may form and delegate authority to subcommittees when appropriate.

•	The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

•	The Committee shall meet with management and the independent auditor in separate executive sessions at least quarterly.

•	The Committee may meet with the Company’s investment bankers or financial analysts who follow the Company.

•	The Committee shall make regular reports to the Board and shall submit the minutes of its meetings to the Board.

•	The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

•	The Committee shall provide a copy of the Charter to be included as an appendix to the Company’s proxy statement when required by applicable law.

•	The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	The Committee shall annually review and evaluate the Committee’s own performance.

The Committee’s policies and procedures shall remain flexible in order to best react to changing conditions and to help ensure that the Company’s accounting and reporting practices are in accord with all requirements and are of the highest quality. In carrying out its responsibilities, the Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor, prior to filing, the annual audited financial statements, including disclosures made in the Company’s annual report on Form 10-KSB and management’s discussion and analysis.

2.	Recommend to the Board of Directors, based upon a review of the Company’s audited financial statements and discussions with, and written statements provided by, management and the independent auditor, whether the audited financial statements should be included in the Company’s annual report on Form 10-KSB.

3.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor’s reviews of the quarterly financial statements.

4.	Obtain from the independent auditor a report of all critical accounting policies and practices, all alternative treatments of financial information that have been discussed and the ramifications of such alternate treatments, including the treatment preferred by the independent auditor, and all material communications between the independent auditor and management.

5.	Review analyses, if any, prepared by management setting forth the significant financial reporting issues or judgments made in connection with the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

6.	Approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

7.	Discuss with management, prior to release, the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

8.	Discuss with management and the independent auditor the effect of regulatory and accounting developments as well as off-balance sheet structures on the Company’s financial statements.

9.	Inquire of management and the independent auditor about any potential financial risks or exposures and assess the steps management should take or has taken to identify and minimize such risk.

10.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including the management letter provided by the independent auditor and the Company’s response to that letter, and any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11.	Discuss with management and the independent auditor the adequacy and effectiveness of the Company’s internal controls.

12.	Review with the Chief Executive Officer and the Chief Financial Officer the Company’s disclosure controls and procedures and review periodically, but in no event less frequently than quarterly, management’s conclusions about the efficacy of such disclosure controls and procedures.

Oversight of the Company’s Relationship with the Independent Auditor

13.	Review the experience and qualifications of the senior members of the independent auditor team.

14.	Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any issues raised in clause (b) above, and (d) all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

15.	Recommend to the Board guidelines for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

16.	Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized, and at its conclusion, review the audit, including the comments or recommendations of the independent auditors.

Compliance Oversight Responsibilities

17.	Obtain from the independent auditor assurance that it is not aware of any circumstances that would require reporting under Section 10A of the Securities Exchange Act of 1934.

18.	Obtain reports from management that the Company is in conformity with applicable legal requirements and the Company’s Code of Conduct and advise the Board with respect to such compliance.

19.	Review with management and the independent auditor and approve all transactions or courses of dealing with parties related to the Company.

20.	Review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

21.	Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, and establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

22.	Discuss with the Company’s counsel legal and regulatory matters that may have a material impact on the Company’s financial statements, and compliance policies and programs, including corporate securities trading policies.

23.	Perform any other activities consistent with this Charter as the Committee or the Board may deem necessary or appropriate.

Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of the Company’s management and the independent auditor.

APPENDIX B

Arizona Land Income Corporation

CODE OF BUSINESS CONDUCT AND ETHICS

As Adopted by the Board of Directors

April 2004

INTRODUCTION

It is the general policy of the Company to conduct its business activities and transactions with the highest level of integrity and ethical standards and in accordance with all applicable state and federal laws. Obeying the law both in letter and in spirit is the foundation on which this Company’s ethical standards are built. In carrying out this policy, the Company’s Board of Directors has adopted the following Code of Business Conduct and Ethics (the “Code”).

This Code covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic principles to guide all Company personnel. Company personnel must comply with this Code and seek to avoid even the appearance of improper behavior. The Code should also be provided to and followed by the Company’s agents and representatives, including consultants. This Code is meant to be read in conjunction with all other Company policies.

If a law conflicts with a policy in this Code, you must comply with the law; however, if a local custom or policy conflicts with this Code, you must comply with the Code. If you have any questions about these conflicts, you should ask the Company’s President how to handle the situation. If you have signed an agreement with the Company (for example, a confidentiality agreement or a non-compete agreement) which contains provisions that are more restrictive than or otherwise in conflict with those included in this Code, the provisions of that agreement shall be applicable. If issues generally addressed in this Code are addressed by any other Company policies instituted from time to time by the Company, those other policies will supersede the general policy set forth in this Code.

Those who violate the standards in this Code will be subject to dismissal or removal. In addition, some of the violations can subject either the violator or the Company to civil and criminal penalties.

If you are in a situation which you believe may violate or lead to a violation of this Code, follow the guidelines described below under the heading “Compliance Procedures.”

The Company’s Supplemental Code of Ethics for Chief Executive Officer and Senior Financial Officers, which supplements this Code, sets forth the fundamental principles and key policies and procedures that govern the conduct of the Company’s Chief Executive Officer and its senior financial officers. The Company’s Chief Executive Officer and all senior financial officers are bound by the requirements and standards set forth in the Supplemental Code of Ethics for Chief Executive Officer and Senior Financial Officers, as well as those set forth in this Code and other applicable policies and procedures.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

The Company complies with all applicable laws and regulations in the conduct of its activities and expects its personnel to do the same. Company personnel must respect and obey the laws of the cities, states and countries in which we operate. Although Company personnel are not expected to know the details of these laws, it is important to know enough to determine when to seek advice from the Company’s President or other appropriate personnel.

CONFLICTS OF INTEREST

It is the policy of the Company to avoid situations that create an actual or potential conflict between the personal interests of Company personnel and the interests of the Company. A “conflict of interest” exists when a person’s loyalties or actions are divided between the interests of the Company and those of another, such as a competitor, supplier, customer or personal business. A conflict situation can arise when an officer, director or other member of Company personnel takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an officer, director or other member of Company personnel (or members of his or her family) receives improper personal benefits as a result of his or her position with the Company. Moreover, the appearance of a conflict of interest alone can adversely affect the Company and its relations with its customers, suppliers and others with whom it does business. The appearance of a conflict should thus be avoided.

Company personnel are expected to use good judgment, to adhere to high ethical standards and to avoid situations that create an actual or potential conflict of interest. Although it would be impossible to describe every situation in which a conflict of interest may arise, the following are examples of situations which may potentially lead to a conflict of interest:

•	Working, in any capacity, for a competitor, customer or supplier while still affiliated with or employed by the Company.

•	Accepting gifts of more than nominal value from a customer or supplier, other than occasional tickets to sporting, artistic or similar events or occasional meals, in which instance the recipient shall inform the Company’s President of receipt of the gift. Gifts should not in any circumstances be accepted from the Company’s competitors. Anyone who receives a gift of more than nominal value other than occasional tickets or meals shall notify the Board of Directors of the receipt.

•	Competing with the Company for the purchase or sale of property, services or other interests.

•	Having an interest in a transaction involving the Company, a customer or supplier (not including routine investments in publicly-traded companies).

Conflicts of interest can also arise with respect to employment of relatives and persons with close personal relationships. If you or someone with whom you have a close relationship (a family member or close companion) has a financial or employment relationship with a competitor, supplier or potential supplier of the Company, you must disclose this fact in writing to the Company’s Board of Directors.

Federal law now prohibits most loans or extensions of credit from a company whose stock is publicly traded to its directors and executive officers. The Company will not directly or indirectly extend any loan or credit to any director or executive officer except as permitted by law and approved by a vote of the Unaffiliated Directors serving on the Company’s Board of Directors.

Actions that might involve a conflict of interest, or even the appearance of one, should be disclosed to the Company’s President and may only be authorized in accordance with guidelines set and approved by the Board of Directors. Company personnel should report actual or potential conflicts of interest to the Board of Directors. Company personnel who knowingly fail to disclose conflicts are subject to disciplinary action, including dismissal or removal from office.

Situations involving a conflict of interest may not always be obvious or easy to resolve. Any questions regarding a conflict or potential conflict should be brought to the attention of the Company’s President.

TRADING ON INSIDE INFORMATION

Using material, non-public information to trade in Company stock, or providing a family member, friend or any other person with a “tip,” is both unethical and illegal. All non-public information about the Company should be considered confidential proprietary information and should never be used for personal gain. “Material information” is any information which could reasonably be expected to affect the price of a stock and would be considered important by investors in deciding whether to buy, sell or hold that stock. Company personnel must comply with all applicable laws related to securities trades. You should contact the Company’s President with any questions about your ability to buy or sell Company securities.

CORPORATE OPPORTUNITIES

Company personnel are prohibited from taking for themselves personally opportunities that are discovered through the use of corporate property, information or position without the consent of the Board of Directors. Company personnel may not use corporate property, information or position for personal gain, and may not compete with the Company directly or indirectly. Company personnel owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

Company personnel shall not engage in any unfair competition with the Company. For a period of six months immediately following your separation from the Company, or such longer period as may be set out in any applicable employment, non-compete, or separation agreement, you shall not directly or indirectly make known to any person, firm or corporation the names or addresses of any of the customers or suppliers of the Company or any other information pertaining to them; or, call on, solicit, take away or attempt to call on any of the customers or suppliers of the Company on whom you called, or with whom you became acquainted during your tenure with the Company, either for yourself or for any other person, firm or corporation.

In addition, you shall not, either during your tenure with the Company, or for a period of six months after your separation from the Company, or such longer period as may be set out in the any applicable employment, non-compete, or separation agreement, solicit any of the Company’s personnel or consultants for a competing business or otherwise induce or attempt to induce such personnel or consultants to terminate their relationship or consultancies with the Company.

COMPETITION AND FAIR DEALING

We seek to outperform our competition fairly and honestly. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent or inducing such disclosures by past or present employees of other companies is prohibited. Company personnel should endeavor to respect the rights of and deal fairly with the Company’s customers, suppliers and competitors. Company personnel should not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other intentional unfair-dealing practice.

Company personnel should not engage a competitor in discussions, agreements or understandings concerning prices or allocations of territory, customers or sales. In addition, Company personnel should avoid discussing with a competitor any other agreements inhibiting free and open competition or involving tie-in sales or reciprocal transactions without prior authorization from the Company’s Board of Directors.

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should ever be offered, given, provided or accepted by you or any of your family members unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations.

EQUAL OPPORTUNITY AND WORKING CONDITIONS

Each of us has a fundamental responsibility to show respect and consideration to our teammates. The diversity of the Company’s personnel is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. All employment practices and decisions, including those involving recruiting, hiring, transfers, promotions, compensation, benefits, discipline and termination, will be conducted without regard to race, creed, color, religion, national origin, sex, age, disability or marital status and will comply with all applicable laws.

HEALTH AND SAFETY

The Company strives to provide all Company personnel with a safe and healthful work environment. Company personnel have responsibility for maintaining a safe and healthy workplace for all by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

Violence and threatening behavior are not permitted. Company personnel should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs in the workplace will not be tolerated.

RECORD MANAGEMENT/INFORMATION REPORTING

The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. All of the Company’s books, records, invoices, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal requirements and to the Company’s system of internal controls. All Company business data, records and reports must be prepared truthfully and accurately.

Company personnel shall maintain accurate and fair records of his or her time reports, if any, and expense accounts and any other Company records. No false or artificial entries shall be made, misleading reports issued or fictitious invoices paid or created.

Business records and communications often become public, and we must avoid exaggeration, derogatory remarks, guesswork or inappropriate characterizations of people and companies that can be misunderstood. This applies equally to e-mail, internal memos and formal reports. Records should always be retained or destroyed according to the Company’s record retention policies.

CONFIDENTIALITY OF COMPANY INFORMATION AND TRADE SECRETS OF OTHERS

Persons who come into possession of Company information must safeguard the information from the public and not intentionally or inadvertently communicate it to any person (including family members and friends) unless the person has a need to know the information for legitimate, Company-related reasons. This duty of confidentiality is important both as to the Company’s competitive position and with respect to the securities laws applicable to the Company as a public company.

Consistent with the foregoing, all Company personnel should be discrete with respect to inside information and should not discuss it in public places. Such information should be divulged only to persons having a need to know it in order to carry out their job responsibilities. To avoid even the appearance of impropriety, Company personnel should refrain from providing advice or making recommendations regarding the purchase or sale of the Company’s securities.

Confidential information related to the Company can include a variety of materials and information regarding the ongoing operations and plans of the Company. For example, confidential information can include:

•	intellectual property such as trade secrets, patents, trademarks and copyrights;

•	business, research and marketing information, including objectives and strategies;

•	records and databases;

•	salary and benefits data, if any;

•	employee medical information;

•	customer, employee and suppliers lists; and

•	any unpublished financial or pricing information.

Confidential information will be held in the strictest confidence, and such confidential information will not be disclosed by Company personnel to any third party unless the third party has signed a nondisclosure agreement approved by the Company’s President and the specific disclosure has also been approved by the Board of Directors. The confidential information can only be disclosed by a member of Company personnel for limited purposes where the confidential information is needed.

Company personnel must maintain the confidentiality of confidential or proprietary information entrusted to them by the Company or others, except when disclosure is authorized in writing or required by laws or regulations. Confidential information includes all non-public information that might be useful to competitors or which could be harmful to the Company or its customers or suppliers if disclosed. The obligation to preserve proprietary and confidential information continues even after one’s tenure with the Company ends. Company personnel leaving the Company must return all proprietary and confidential information in their possession.

Company personnel must not intentionally or inadvertently breach any agreement to keep knowledge or data in confidence or in trust prior to employment with the Company. During employment by the Company, no confidential or proprietary information or material belonging to any previous employer or other parties shall be improperly used or disclosed to the Company. Employees must not bring onto the premises of the Company or use in the performance of his or her responsibilities any unpublished documents or any property belonging to any previous employer or any other person to whom the employee owes an obligation of confidentiality unless consented to in writing by that previous employer or person.

PROTECTION AND PROPER USE OF COMPANY ASSETS

No secret or unrecorded fund of Company assets or cash shall be established or maintained for any purpose. Anyone spending or obligating Company funds should be sure that the transaction is properly and appropriately documented, and that the Company receives the appropriate value in return.

All Company personnel should endeavor to protect the Company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. Any suspected incident of theft or fraud should be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.

POLITICAL CONTRIBUTIONS AND PAYMENTS TO GOVERNMENT PERSONNEL

The Company encourages its personnel to participate in political activities on their own time and at their own expense. Federal law and many state and local laws prohibit corporate contributions to political parties or candidates. Company assets, facilities and resources may not be used for political purposes except in accordance with law and after approval by the Board of Directors.

The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.

In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules.

QUALITY OF PUBLIC DISCLOSURES

The Company has a responsibility to communicate effectively and candidly with shareholders and other constituencies so that they have a realistic picture of the Company’s financial condition and results of operations, as seen through the eyes of management. The Company is committed to full, fair, accurate, timely and understandable disclosure in its periodic reports filed with the Securities and Exchange Commission and in its other public disclosures.

WAIVERS OF THE CODE OF BUSINESS CONDUCT AND ETHICS

Any waiver of this Code for directors or executive officers may be made only by the Board of Directors and will be promptly disclosed as required by law or regulation.

COMPLIANCE PROCEDURES

The Company recognizes the need for this Code to be applied on a consistent and even-handed basis. The President and the Chief Financial Officer of the Company will have primary authority and responsibility for the enforcement of this Code, subject to the supervision of the Board of Directors or, in the case of accounting, internal accounting controls or auditing matters, the Audit Committee of the Board of Directors, and the Company will devote the necessary resources to enable the President and the Chief Financial Officer to establish such procedures as may be reasonably necessary to create a culture of accountability and facilitate compliance with the Code. Questions concerning this Code should be directed to the President and/or the Chief Financial Officer.

REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOR

Company personnel are responsible for being aware of the corporate policies applicable to their activities and to comply with them fully. Company personnel also have a duty to report any apparent misconduct through appropriate management channels, or any special and confidential reporting mechanisms which may be established within the Company for such purposes, and to assist the Company in the prevention and correction of such problems. Company personnel are encouraged to talk to the Company’s President, Chief Financial Officer or other appropriate personnel about illegal or unethical behavior which they observe and when in doubt about the best course of action in a particular situation. Company personnel who know or have good reason to believe that other personnel are engaged in conduct violating this Code should report this to the Company. No one shall retaliate against a member of Company personnel, either directly or indirectly, who in good faith and in accordance with Company procedure, reports an act of apparent misconduct. Company personnel are also expected to cooperate fully with the Company or governmental authorities in any investigation of an alleged violation. Failure of anyone to comply with such policies will result in disciplinary action up to and including removal or dismissal.

Any member of Company personnel seeking further clarification or interpretation of the policies highlighted in this Code should contact the President and/or the Chief Financial Officer.

APPENDIX C

Arizona Land Income Corporation

Supplemental Code of Ethics for

Chief Executive Officer and Senior Financial Officers

As Adopted by the Board of Directors

April 2004

Arizona Land Income Corporation, an Arizona corporation (the “Company”), is committed to making full, accurate and timely financial disclosure in compliance with applicable laws, rules and regulations and to maintaining its books and records in accordance with applicable accounting policies, laws, rules and regulations. This Supplemental Code of Ethics for the Company’s Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer (collectively, the “Senior Financial Officers”), sets forth specific policies to guide the Company’s Senior Financial Officers in the performance of their duties. As Senior Financial Officers, you perform tasks that are critical to the Company. This Code is designed to assist you in those tasks.

The Company’s Code of Business Conduct and Ethics, which this Supplemental Code of Ethics is intended to supplement, sets forth the fundamental principles and key policies and procedures that govern the conduct of all of us in the Company’s business. You are bound by the requirements and standards set forth in the Code of Conduct, as well as those set forth in this Supplemental Code of Ethics and in other applicable policies and procedures of the Company.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

The Company is committed to conducting its business in accordance with all applicable laws, rules and regulations and in accordance with the highest standards of business ethics. As a Senior Financial Officer, you are obligated to comply with applicable laws, rules and regulations, and you also have leadership responsibilities that include creating a culture of high ethical standards and commitment to compliance; maintaining a work environment that encourages Company personnel to raise concerns; and promptly addressing the compliance concerns of Company personnel.

CONFLICTS OF INTEREST

In order to maintain the highest degree of integrity in the conduct of the Company’s business and your independent judgment, you must avoid any activity or personal interest that creates or appears to create a conflict between your interests and the interests of the Company. A conflict of interest occurs when your private interests interfere in any way, or even appear to interfere, with the interests of the Company as a whole. You should conduct the Company’s business in an honest and ethical manner, and never act in a manner that could cause you to lose your independence and objectivity.

Although we cannot list every conceivable conflict, following are some common examples that illustrate actual or apparent conflicts of interest:

•	You or a member of your family has an ownership interest in, is employed by or serve as a director of an entity that competes with the Company, does business with the Company (such as a customer, supplier or business partner of the Company) or is a recipient of charitable contributions made by the Company;

•	You or a member of your family participate in a joint venture, partnership or other business arrangement or investment with the Company or that you learned about through the use of Company property or information or your position with the Company; or

•	You or a member of your family receive improper personal benefits as a result of your position with the Company.

Before making any investment, accepting any position or benefits or participating in any transaction or business arrangement that creates or appears to create a conflict of interest with the interests of the Company, you must obtain the written approval of the Audit Committee of the Board of Directors.

DISCLOSURES IN PERIODIC REPORTS AND OTHER PUBLIC COMMUNICATIONS

As a public company, the Company is required to file various periodic reports with the Securities and Exchange Commission. It is Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws and regulations in all required periodic reports and in all other public communications made by the Company.

COMPLIANCE WITH SUPPLEMENTAL CODE OF ETHICS

If you have questions about this Supplemental Code of Ethics, you should seek guidance from the Company’s outside counsel. If you know of or suspect a violation of applicable laws or regulations or this Supplemental Code of Ethics, you must immediately report that information to the Company’s Audit Committee of the Board of Directors or the Board of Directors. No one will be subject to retaliation because of a good faith report of suspected misconduct.

WAIVERS OF THE CODE

The Company will waive application of the policies set forth in this Supplemental Code of Ethics only when circumstances warrant granting a waiver, and then only in conjunction with any appropriate monitoring of the particular situation. Changes in and waivers of this Supplemental Code of Ethics may be made only by the Board of Directors or the Audit Committee of the Board of Directors and will be disclosed as required under applicable law and regulations.

NO RIGHTS CREATED

This Code is a statement of the fundamental principles and key policies and procedures that govern the Company’s Senior Financial Officers in the conduct of the Company’s business. It is not intended to and does not constitute an employment contract or assurance of continued employment, and does not create any rights in any employee, client, supplier, competitor, shareholder or any other person or entity.

Proxy — Arizona Land Income Corporation

PHOENIX, ARIZONA

REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS – DECEMBER 16, 2005.

The undersigned hereby appoints Thomas R. Hislop, Burton P. Freireich, Robert Blackwell and David W. Miller, and each of them, as proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Shareholders of ARIZONA LAND INCOME CORPORATION (the “Company”), to be held on December 16, 2005, and at any adjournment or postponement thereof and authorizes them to vote at such meeting, as designated on the reverse side of this form, all the shares of common stock of the Company held of record by the undersigned on October 28, 2005.

Your vote is important. Please sign and date on the reverse and return promptly to Computershare Investor Services, LLC in the enclosed envelope, so that your shares can be represented at the meeting.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

(Continued, and to be voted on reverse side)

	☐	Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

A	Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For All	Withhold All	For All Except*

01 – Thomas R. Hislop	☐	☐	☐	*Instructions: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above
02 – Burton P. Freireich	☐	☐	☐
03 – Robert Blackwell	☐	☐	☐
04 – David W. Miller	☐	☐	☐

B	Other Business

The Board of Directors recommends a vote FOR the following proposal.		For	Against	Abstain

2.	Vote upon such other business, in accordance with their discretion, as may properly come before the Annual Meeting.	☐	☐	☐

C	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner. If a joint tenancy, all joint tenants must sign.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mmm/dd/yyyy)
		/	/